SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            Form 8-K/A

                            AMENDMENT
                             FOR 8-K
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) June 26, 1997


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
          Servicing Agreement, dated as of June 1, 1997,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1997-6)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

       New Jersey                33-5042             21-0627285
    (State or other            (Commission        (I.R.S. Employer
      jurisdiction             File Number)       Identification No.)
   of incorporation)



                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



    Registrant's telephone number, including area code (609) 661-6100

GE Capital Mortgage Services, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated June 26, 1997 (as filed with the Securities and Exchange Commission on July 10, 1997) as set forth in the page attached hereto.

EXHIBIT  4.1   The Pooling and Servicing Agreement for
               the Series 1997-6 Certificates, dated as of June 1, 1997, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee (the "Pooling and Servicing Agreement").

On page 215 of Exhibit C to the Pooling and Servicing Agreement, entitled "MORTGAGE LOANS", under Mortgage Loan number 0030862569 to Mortgagors Keith Droste and Winona Barcon of Park City, Utah, the Company hereby amends the "MONTHLY P&I" figure from 1,812.67 to 1,081.84.

At the bottom of page 215 of Exhibit C to the Pooling and Servicing Agreement, under the heading "**** PAGE TOTALS ****", the Company hereby amends the "P & I AMT" figure from 9,002.20 to 8,271.37.

At the bottom of page 270 of Exhibit C to the Pooling and Servicing Agreement, under the heading "TOTAL", the Company hereby amends the "P & I AMT" figure from 2,985,275.34 to 2,984,544.51.

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GE CAPITAL MORTGAGE SERVICES, INC.


                                 By: /s/ Syed W. Ali
                                 ----------------------------------
                                 Name:   Syed W. Ali
                                 Title:  Vice President

Dated: July 24, 1997